                                                                  EXHIBIT (M)(3)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,972.30
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $13,740.50
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   697.52
- Mortality & Expense Charge****     $   158.73
+ Hypothetical Rate of Return*****     ($186.95)
                                     ----------
=                                    $   16,972 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 58.05
2       $ 58.07
3       $ 58.08
4       $ 58.09
5       $ 58.11
6       $ 58.12
7       $ 58.13
8       $ 58.15
9       $ 58.16
10      $ 58.17
11      $ 58.19
12      $ 58.20

Total   $697.52

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        ($16.01)
2        ($15.93)
3        ($15.85)
4        ($15.77)
5        ($15.69)
6        ($15.62)
7        ($15.54)
8        ($15.46)
9        ($15.38)
10       ($15.31)
11       ($15.23)
12       ($15.15)

Total   ($186.95)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value             $16,972.30
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   13,368 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $20,431.24
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $16,042.79
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   692.34
- Mortality & Expense Charge****     $   179.51
+ Hypothetical Rate of Return*****   $   985.28
                                     ----------
=                                    $   20,431 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 57.70
2       $ 57.70
3       $ 57.70
4       $ 57.70
5       $ 57.70
6       $ 57.70
7       $ 57.69
8       $ 57.69
9       $ 57.69
10      $ 57.69
11      $ 57.69
12      $ 57.69

Total   $692.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 81.90
2        $ 81.94
3        $ 81.97
4        $ 82.01

5        $ 82.05
6        $ 82.09
7        $ 82.13
8        $ 82.16
9        $ 82.20
10       $ 82.24
11       $ 82.28
12       $ 82.32

Total    $985.28

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $20,431.24
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   16,827 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $24,492.14
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $18,639.69
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   686.38
- Mortality & Expense Charge****     $   202.93
+ Hypothetical Rate of Return*****   $ 2,466.76
                                     ----------
=                                    $   24,492 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 57.31
2       $ 57.29
3       $ 57.27
4       $ 57.25
5       $ 57.23
6       $ 57.21
7       $ 57.19
8       $ 57.17
9       $ 57.15
10      $ 57.13
11      $ 57.11
12      $ 57.09

Total   $686.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  199.37
2       $  200.46
3       $  201.57
4       $  202.68
5       $  203.81
6       $  204.94
7       $  206.08
8       $  207.23
9       $  208.39
10      $  209.56
11      $  210.74
12      $  211.93

Total   $2,466.76

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $24,492.14
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   20,888 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,113.45
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 96,450.34
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  3,424.31
- Mortality & Expense Charge****     $  1,107.82
+ Hypothetical Rate of Return*****    ($1,304.76)
                                     -----------
=                                    $   119,113 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  284.95
2       $  285.02
3       $  285.10
4       $  285.17
5       $  285.25
6       $  285.32
7       $  285.40
8       $  285.47

9       $  285.55
10      $  285.62
11      $  285.69
12      $  285.77

Total   $3,424.31

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1         ($111.12)
2         ($110.69)
3         ($110.25)
4         ($109.81)
5         ($109.38)
6         ($108.94)
7         ($108.51)
8         ($108.08)
9         ($107.64)
10        ($107.21)
11        ($106.78)
12        ($106.35)

Total   ($1,304.76)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $119,113.45
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    98,273 (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,160.19
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $112,428.69
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  3,388.30
- Mortality & Expense Charge****     $  1,251.94
+ Hypothetical Rate of Return*****   $  6,871.74
                                     -----------
=                                    $   143,160 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  282.51
2       $  282.49
3       $  282.46
4       $  282.43
5       $  282.40
6       $  282.37
7       $  282.34
8       $  282.32
9       $  282.29
10      $  282.26
11      $  282.23
12      $  282.20

Total   $3,388.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  568.54
2       $  569.28
3       $  570.02
4       $  570.76
5       $  571.51
6       $  572.25
7       $  573.01
8       $  573.76
9       $  574.51
10      $  575.27
11      $  576.03
12      $  576.80

Total   $6,871.74

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $143,160.19
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   122,320 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $171,368.77
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $130,437.91
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  3,346.96
- Mortality & Expense Charge****     $  1,414.35
+ Hypothetical Rate of Return*****   $ 17,192.17
                                     -----------
=                                    $   171,369 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  279.77
2       $  279.62
3       $  279.46
4       $  279.31
5       $  279.16
6       $  279.00
7       $  278.84
8       $  278.68
9       $  278.52
10      $  278.36
11      $  278.20
12      $  278.04

Total   $3,346.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,383.85
2       $ 1,392.49
3       $ 1,401.20
4       $ 1,409.98
5       $ 1,418.83
6       $ 1,427.76
7       $ 1,436.75
8       $ 1,445.82
9       $ 1,454.97
10      $ 1,464.18
11      $ 1,473.48

12      $ 1,482.85

Total   $17,192.17

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $171,368.77
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   150,529 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,139.44
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $13,121.88
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   926.32
- Mortality & Expense Charge****     $   152.04
+ Hypothetical Rate of Return*****     ($179.07)
                                     ----------
=                                    $   16,139 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 69.59
2       $ 69.61
3       $ 69.63

4       $ 69.65
5       $ 69.67
6       $ 69.68
7       $ 69.70
8       $ 69.72
9       $ 69.74
10      $ 69.76
11      $ 69.78
12      $ 69.80
Total   $836.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        ($15.44)
2        ($15.34)
3        ($15.25)
4        ($15.16)
5        ($15.06)
6        ($14.97)
7        ($14.88)
8        ($14.78)
9        ($14.69)
10       ($14.60)
11       ($14.50)
12       ($14.41)

Total   ($179.07)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,139.44
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   12,535 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,479.53
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $15,351.94
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   920.32
- Mortality & Expense Charge****     $   172.18
+ Hypothetical Rate of Return*****   $   945.09
                                     ----------
=                                    $   19,480 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 69.18
2       $ 69.18
3       $ 69.19
4       $ 69.19
5       $ 69.19
6       $ 69.19
7       $ 69.19
8       $ 69.20
9       $ 69.20
10      $ 69.20
11      $ 69.20
12      $ 69.21

Total   $830.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
1        $ 79.03
2        $ 78.98
3        $ 78.93
4        $ 78.88
5        $ 78.83
6        $ 78.78
7        $ 78.73
8        $ 78.68
9        $ 78.63
10       $ 78.58
11       $ 78.53
12       $ 78.48

Total    $945.09

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,479.53
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   15,876 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $23,405.63
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $17,869.69

+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   913.42
- Mortality & Expense Charge****     $   194.91
+ Hypothetical Rate of Return*****   $ 2,369.27
                                     ----------
=                                    $   23,406 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $ 68.72
2       $ 68.70
3       $ 68.68
4       $ 68.67
5       $ 68.65
6       $ 68.63
7       $ 68.61
8       $ 68.59
9       $ 68.57
10      $ 68.55
11      $ 68.53
12      $ 68.51

Total   $823.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  192.49
2       $  193.36
3       $  194.25
4       $  195.14
5       $  196.03

Month    Interest
-----   ---------
6       $  196.94
7       $  197.85
8       $  198.77
9       $  199.70
10      $  200.63
11      $  201.58
12      $  202.53

Total   $2,369.27

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $23,405.63
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   19,802 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $108,696.64
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 88,494.50
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  6,069.36
- Mortality & Expense Charge****     $  1,023.29
+ Hypothetical Rate of Return*****    ($1,205.21)
                                     -----------
=                                    $   108,697 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  497.27
2       $  497.45
3       $  497.64
4       $  497.82
5       $  498.01
6       $  498.19
7       $  498.37
8       $  498.56
9       $  498.74
10      $  498.92
11      $  499.10
12      $  499.29

Total   $5,979.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1         ($103.84)
2         ($103.21)
3         ($102.59)
4         ($101.97)
5         ($101.36)
6         ($100.74)
7         ($100.12)
8         ($ 99.50)
9         ($ 98.89)
10        ($ 98.28)
11        ($ 97.66)
12         ($97.05)

Total   ($1,205.71)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $108,696.64
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    87,857 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $131,217.29
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $103,524.82
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  6,010.60
- Mortality & Expense Charge****     $  1,159.10
+ Hypothetical Rate of Return*****   $  6,362.18
                                     -----------
=                                    $   131,217 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  493.29
2       $  493.30
3       $  493.32
4       $  493.34
5       $  493.36
6       $  493.37
7       $  493.39
8       $  493.41

9       $  493.43
10      $  493.45
11      $  493.46
12      $  493.48

Total   $5,920.60

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $  531.67
2       $  531.40
3       $  531.13
4       $  530.86
5       $  530.59
6       $  530.32
7       $  530.05
8       $  529.78
9       $  529.51
10      $  529.23
11      $  528.96
12      $  528.68

Total   $6,362.18

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $131,217.29
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   110,377  (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $157,690.98
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $120,493.74
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  5,943.02
- Mortality & Expense Charge****     $  1,312.37
+ Hypothetical Rate of Return*****   $ 15,952.64
                                     -----------
=                                    $   157,691 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
1       $  488.79
2       $  488.61
3       $  488.42
4       $  488.23
5       $  488.05
6       $  487.86
7       $  487.67
8       $  487.47
9       $  487.28
10      $  487.08
11      $  486.88
12      $  486.69

Total   $5,853.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ----------
1       $ 1,295.23
2       $ 1,301.27
3       $ 1,307.36
4       $ 1,313.50
5       $ 1,319.69
6       $ 1,325.94
7       $ 1,332.23
8       $ 1,338.58
9       $ 1,344.98
10      $ 1,351.43
11      $ 1,357.94
12      $ 1,364.69

Total   $15,952.64

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $157,690.98
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   136,851 (rounded to the nearest dollar)